Exhibit 99.3

PROFORMA QUARTERLY AND FULL YEAR SEGMENT INFORMATION

FOR 2013 AND 2012

Effective January 2014, the Company has changed its segment reporting to align with the manner in which the business is now managed. The Company’s reportable segments will be CTU, AIU, Career Colleges (which is the combination of its Health Education and Design & Technology segments as reported in 2013), Culinary Arts and Transitional Schools.

The following proforma quarterly and full-year segment information reflects the aforementioned reporting structure. The quarterly segment information has been recast to report the International Segment and the four campuses that completed their teach-out activities in 2013 as components of discontinued operations. In addition, the six additional teach-out campuses announced during 2013 are now included within the Transitional Schools segment.

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

PROFORMA QUARTERLY SEGMENT INFORMATION - 2013

UNAUDITED (Dollars in thousands)

	For the 2013 Quarters Ended
	March 31	June 30	September 30	December 31	Full Year
REVENUE:
CTU	$90,209	$86,887	$82,424	$87,735	$347,255
AIU	66,299	59,935	56,284	49,088	231,606

Total University Schools	156,508	146,822	138,708	136,823	578,861

Career Colleges	59,786	55,199	51,715	55,493	222,193
Culinary Arts	45,938	44,577	44,256	42,778	177,549

Total Career Schools	105,724	99,776	95,971	98,271	399,742

Corporate and Other	—	—	—	—	—

Subtotal	262,232	246,598	234,679	235,094	978,603
Transitional Schools	27,971	22,241	16,545	12,000	78,757

Total	$290,203	$268,839	$251,224	$247,094	$1,057,360

OPERATING (LOSS) INCOME:
CTU	$15,912	$16,588	$9,208	$21,752	$63,460
AIU	3,146	1,021	(5,930)	(3,793)	(5,556)

Total University Schools	19,058	17,609	3,278	17,959	57,904

Career Colleges	(15,003)	(28,969)	(20,654)	(16,396)	(81,022)
Culinary Arts	(12,137)	(17,017)	(23,655)	(28,409)	(81,218)

Total Career Schools	(27,140)	(45,986)	(44,309)	(44,805)	(162,240)

Corporate and Other	(6,368)	(11,050)	(7,561)	(8,621)	(33,600)

Subtotal	(14,450)	(39,427)	(48,592)	(35,467)	(137,936)
Transitional Schools	(15,175)	(19,398)	(18,617)	(23,558)	(76,748)

Total	$(29,625)	$(58,825)	$(67,209)	$(59,025)	$(214,684)

NEW STUDENT ENROLLMENTS:
CTU	4,520	4,410	4,780	5,260	18,970
AIU	4,610	2,110	2,880	2,520	12,120

Total University Schools	9,130	6,520	7,660	7,780	31,090

Career Colleges	3,200	1,810	3,640	1,660	10,310
Culinary Arts	2,810	2,260	3,650	2,010	10,730

Total Career Schools	6,010	4,070	7,290	3,670	21,040

Subtotal	15,140	10,590	14,950	11,450	52,130
Transitional Schools	610	310	520	60	1,500

Total	15,750	10,900	15,470	11,510	53,630

	As of the 2013 Quarters Ended
	March 31	June 30	September 30	December 31
TOTAL STUDENT ENROLLMENTS:
CTU	21,500	20,500	20,500	20,800
AIU	15,500	11,600	12,000	11,600

Total University Schools	37,000	32,100	32,500	32,400

Career Colleges	12,900	10,800	12,300	11,000
Culinary Arts	8,600	7,700	8,000	7,900

Total Career Schools	21,500	18,500	20,300	18,900

Subtotal	58,500	50,600	52,800	51,300
Transitional Schools	6,400	4,600	3,600	2,400

Total	64,900	55,200	56,400	53,700

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

PROFORMA QUARTERLY SEGMENT INFORMATION - 2012

UNAUDITED (Dollars in thousands)

	For the 2012 Quarters Ended
	March 31	June 30	September 30	December 31	Full Year
REVENUE:
CTU	$96,329	$91,839	$86,484	$89,283	$363,935
AIU	88,940	78,841	71,204	65,223	304,208

Total University Schools	185,269	170,680	157,688	154,506	668,143

Career Colleges	82,243	68,421	63,122	64,266	278,052
Culinary Arts	62,838	57,895	54,415	49,694	224,842

Total Career Schools	145,081	126,316	117,537	113,960	502,894

Corporate and Other	14	20	16	5	55

Subtotal	330,364	297,016	275,241	268,471	1,171,092
Transitional Schools	53,337	45,997	39,649	34,805	173,788

Total	$383,701	$343,013	$314,890	$303,276	$1,344,880

OPERATING (LOSS) INCOME:
CTU	$19,079	$12,181	$10,324	$13,344	$54,928
AIU	14,661	6,878	1,084	(1,727)	20,896

Total University Schools	33,740	19,059	11,408	11,617	75,824

Career Colleges	(922)	(93,138)	(16,595)	(16,980)	(127,635)
Culinary Arts	1,266	(3,121)	(10,136)	(21,863)	(33,854)

Total Career Schools	344	(96,259)	(26,731)	(38,843)	(161,489)

Corporate and Other	12,585	(5,450)	(5,389)	(9,445)	(7,699)

Subtotal	46,669	(82,650)	(20,712)	(36,671)	(93,364)
Transitional Schools	(11,718)	(18,213)	(18,850)	(54,856)	(103,637)

Total	$34,951	$(100,863)	$(39,562)	$(91,527)	$(197,001)

NEW STUDENT ENROLLMENTS:
CTU	5,670	5,800	5,150	5,040	21,660
AIU	6,640	3,050	3,700	3,370	16,760

Total University Schools	12,310	8,850	8,850	8,410	38,420

Career Colleges	3,550	1,750	3,710	1,400	10,410
Culinary Arts	3,160	2,410	3,920	2,810	12,300

Total Career Schools	6,710	4,160	7,630	4,210	22,710

Subtotal	19,020	13,010	16,480	12,620	61,130
Transitional Schools	3,020	1,350	2,370	1,110	7,850

Total	22,040	14,360	18,850	13,730	68,980

	As of the 2012 Quarters Ended
	March 31	June 30	September 30	December 31
TOTAL STUDENT ENROLLMENTS:
CTU	23,500	22,600	22,000	21,600
AIU	18,900	14,500	14,900	14,200

Total University Schools	42,400	37,100	36,900	35,800

Career Colleges	17,900	14,000	14,500	12,100
Culinary Arts	12,500	12,000	11,200	8,500

Total Career Schools	30,400	26,000	25,700	20,600

Subtotal	72,800	63,100	62,600	56,400
Transitional Schools	13,500	10,700	9,600	7,900

Total	86,300	73,800	72,200	64,300